AMERICAN GENERAL LIFE INSURANCE COMPANY

VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

SUPPLEMENT DATED APRIL 29, 2024

TO THE PROSPECTUSES

AS SUPPLEMENTED

AGL SEPARATE ACCOUNT VL-R

POLARIS SURVIVORSHIP LIFE VUL

POLARIS LIFE VUL

You should read this information carefully and retain this supplement for future reference together with the prospectus for your policy.

Effective on April 29, 2024, the SA DFA Ultra Short Bond Portfolio will be renamed the SA JPMorgan Ultra-Short Bond Portfolio (the “Fund”) and the subadvisor will be changed from Dimensional Fund Advisors LP to J.P. Morgan Investment Management Inc. Accordingly, all references to “SA DFA Ultra Short Bond Portfolio” in the prospectuses will be replaced with “SA JPMorgan Ultra-Short Bond Portfolio.”

Additional information regarding the Fund, including the Fund prospectus, may be obtained by visiting our website at www.corebridgefinanical.com/AGVUL or by calling (800) 340-2765.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.